UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2010

ARTIFICIAL LIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-25075	04-3253298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26/F., 88 Hing Fat Street Causeway Bay, Hong Kong
(Address of principal executive offices)

(310)496-4288

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

On July 1, 2010, Artificial Life, Inc. (the “Company”) amended Mr. Eberhard Schoneburg’s employment contract (the “Amendment”). The Amendment will extend the current employment agreement through December 31, 2014. In accordance with the terms of the Amendment, Mr. Schoneburg will continue to serve as the current and acting chairman of the board of directors, chief executive officer, president and principal financial officer of the Company. All other terms off Mr. Schoneburg’s employment agreement remain the same.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artificial Life, Inc.

June 2, 2010

By: /s/ EBERHARD SCHONEBURG

Eberhard Schoneburg,
Chief Executive Officer